NASDAQ: QCOR
July 13, 2012
JMP Securities Healthcare Conference
NASDAQ:
NASDAQ:
QCOR
QCOR
July 13, 2012
July 13, 2012
JMP Securities Healthcare Conference
JMP Securities Healthcare Conference
Exhibit 99.1

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "believes,"
"continue," "could," "estimates," "expects," "growth," "may," "plans," "potential," "should," "substantial" or "will" or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits; Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for
Acthar; and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and potential work in the area of Lupus, and our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; Our ability to receive high reimbursement levels from third party payers; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our NS selling effort, and our reliance on key personnel; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Unforeseen business interruptions and security breaches; Volatility in Questcor's monthly and quarterly Acthar shipments, estimated channel inventory and end-user demand, as well as volatility in our stock price; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2011 as filed with the
Securities and Exchange Commission, or SEC, on February 22, 2012, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

Flagship Product:
Flagship Product:
• Profitable, cash flow positive, $115M** in cash, debt-free
• Profitable, cash flow positive, $115M** in cash, debt-free
• 19 approved indications
• 19 approved indications
Key Markets*:
Key Markets*:
• Nephrotic Syndrome, Multiple Sclerosis, Infantile Spasms
• Several billion dollar market opportunity
• Nephrotic Syndrome, Multiple Sclerosis, Infantile Spasms
• Several billion dollar market opportunity
Strategy:
Strategy:
• Grow Acthar sales in each key market
• Developing Rheumatology and other on-label markets
• Grow Acthar sales in each key market
• Developing Rheumatology and other on-label markets
Financials:
Financials:
*In this presentation, the terms “Nephrotic Syndrome,” “Multiple Sclerosis,” and “Infantile Spasms,” and their abbreviations, refer to the on-label indications for Acthar associated with such conditions. Investors should refer to the FDA approved Acthar label, which can be found at http://www.acthar.com/files/Acthar-PI.pdf . **As of 6/30/12
Questcor Overview

•
Paid Rxs (estimated)
•
Shipped 4,710 vials in Q2-2012
– Compares to 4,111 vials in Q1-12 and 2,430 in Q2-11
– Channel inventory level in the normal range on 6/30/2012
•
Paid Rxs (estimated)
•
Shipped 4,710 vials in Q2-2012
– Compares to 4,111 vials in Q1-12 and 2,430 in Q2-11
– Channel inventory level in the normal range on 6/30/2012
Q2 2012 Rx Metrics
Notes: Paid Rx information based on internal estimates. The table includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
Notes: Paid Rx information based on internal estimates. The table includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart. About 5% of the prescriptions in the tables are for related conditions.
DX April
2012
May
2012
June
2012
Q2 -2012
NS 94 103 115-120 312-317
MS 339 365 400-410 1104-1114
IS 31 32 30-35 93-98
PM/DM 0 3 3 6

•
Expand Nephrotic Syndrome promotion effort
•
Expand Multiple Sclerosis promotion effort
•
Maintain Infantile Spasm promotion effort
•
Initiate pilot Rheumatology promotion activity
•
Develop other markets for Acthar
•
Expand Nephrotic Syndrome promotion effort
•
Expand Multiple Sclerosis promotion effort
•
Maintain Infantile Spasm promotion effort
•
Initiate pilot Rheumatology promotion activity
•
Develop other markets for Acthar
Strategic Plan-
Focus on the Embedded Pipeline in Acthar
Acthar is its own pipeline with many on-label and new indications
Further define and develop the unique characteristics of Acthar

David Young, Pharm.D., Ph.D. Chief Scientific Officer David Young, Pharm.D., Ph.D. David Young, Pharm.D., Ph.D. Chief Scientific Officer Chief Scientific Officer 6

Making A Significant Investment in Research Breakouts exclude chemistry & manufacturing expense; *Estimated 7

•
Clinical use of Acthar
– Nonclinical research
– Clinical research
•
On-label indications
– Proteinuria in nephrotic syndrome (NS), multiple sclerosis (MS)
flares, infantile spasms, lupus
•
Off-label indications
– Diabetic nephropathy, traumatic brain injury, autism, MS
maintenance treatment
•
Clinical use of Acthar
– Nonclinical research
– Clinical research
•
On-label indications
– Proteinuria in nephrotic syndrome (NS), multiple sclerosis (MS)
flares, infantile spasms, lupus
•
Off-label indications
– Diabetic nephropathy, traumatic brain injury, autism, MS
maintenance treatment
Academic Clinical Interest in Acthar:
~ 30 Investigator Initiated Studies
Understanding Acthar: clinical use
Understanding Acthar: clinical use

•
Understanding the biological properties of Acthar
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory
•
On-label indications
– Proteinuria in NS, MS flares, Lupus
•
New indications
– Nephrology (eg, diabetic nephropathy)
– Indications with autoimmune/inflammatory  component (eg,
neurology, cardiovascular, hematology, pulmonary)
•
Understanding the biological properties of Acthar
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory
•
On-label indications
– Proteinuria in NS, MS flares, Lupus
•
New indications
– Nephrology (eg, diabetic nephropathy)
– Indications with autoimmune/inflammatory  component (eg,
neurology, cardiovascular, hematology, pulmonary)
Questcor Acthar R&D Efforts:
> 30 Preclinical and Clinical Studies
Understanding Acthar:
science of how it works and clinical use

•
WHY will Acthar be difficult to copy?
•
WHY is Acthar different than steroids?
•
WHY does Acthar work in multiple indications?
•
HOW can Acthar's use be expanded?
•
WHY will Acthar be difficult to copy?
•
WHY is Acthar different than steroids?
•
WHY does Acthar work in multiple indications?
•
HOW can Acthar's use be expanded?
Some Questions We Have Been Addressing

Acthar  History
1968-1973
DESI review
= steroid label
> 50 indications
1950 1950
indication added
2000
2000
0
2001-2003
Questcor acquires Acthar Gel
(MR), FDA approves
manufacturing
2010
Infantile spasms approved,
Label modernized steroid
& 19 indications
2009-Present
Expanding Acthar Gel
(MR) research
2010 2010
1996
Manufacturing
problems
Powder – DC
1952-7
ACTH Powder
& MR NDAs -
DC
MR = modified release product (eg, Acthar Gel)
DC = Discontinued
1984
ACTH Powder
ANDA (Watson) -
DC
2007
Questcor changes
Acthar Gel (MR)
strategy
1952 Acthar
Gel (MR)
Acthar
1950
1978 MS

•
Porcine ACTH differs from humans by 1 amino
acid
•
Acthar is extracted from the pituitary of pigs
•
Peptide composition is being investigated -
multiple peptides exist in Acthar
•
Porcine ACTH differs from humans by 1 amino
acid
•
Acthar is extracted from the pituitary of pigs
•
Peptide composition is being investigated -
multiple peptides exist in Acthar
Chemistry Overview Of Acthar Gel
–
Extraction process is a trade secret
–
Manufacturing processes are trade secrets

13 Many Biologically Active Peptides in Pituitary (>100) How many active peptides are in Acthar?

•
Acthar is complex mixture of active peptides that we
are only beginning to identify and understand
•
Acthar acts like a combination product
Multiple Peptides
Multiple Pharmacological Properties
Multiple Indications            Difficult to copy
•
Acthar is complex mixture of active peptides that we
are only beginning to identify and understand
•
Acthar acts like a combination product
Multiple Peptides
Multiple Pharmacological Properties
Multiple Indications            Difficult to copy
How Does Acthar Work?

Old Paradigm - ACTH and Acthar Biology
Defined by Steroidogenic Activity
Adrenal cortex
Anterior Pituitary
Hypothalamus
ACTH
Corticotropin Releasing
Factor (CRF)
Steroidogenesis
Indirect regulation of inflammation,
immune function and CNS actions
via increased glucocorticoids
(adrenocorticotropic effects)
Steroidogenesis occurs through the
binding to the melanocortin
receptor subtype 2 (MC2R)
Steroids
Acthar
Cortisol

Ligand MC1R MC2R MC3R MC4R MC5R
Acthar ++ ++ ++ ++ +
Endogenous Agonist,
ACTH(1-39)
++ ++ ++ ++ +
ACTH(1-24) ++ +++ ++ ++ +
6 -Methylprednisolone Inactive Inactive Inactive Inactive Inactive
Prednisolone Inactive Inactive Inactive Inactive Inactive
Note:  All compounds were tested in the same series of 3'-5'-cyclic adenosine monophosphate (cAMP) assays conducted using recombinant cell lines stably expressing cloned human melanocortin receptors MC1R to MC5R.
+++, ++, and + respectively denote high, moderate, and low potency relative to the potency of ACTH(1-39) at the MC2R.
Functional Potency at Melanocortin Receptor (MCR) Subtypes
Relative to that of the Endogenous Agonist ACTH(1-39) at MC2R

17 5 Melanocortin Receptors (MCRs) Distributed Throughout the Body Immune Cells CNS Adrenal Gland Kidney Cortisol Cytokines Glial Regulation Decrease Proteinuria

New Paradigm - Acthar Peptides Indirect & Direct Pharmacological Effect Immune Cells CNS Adrenal Gland Glial Regulation Cortisol Cytokines Decrease Proteinuria Kidney 18

•
Receptor binding results
•
In vitro and in vivo pharmacology studies
investigating Acthar's immunomodulation and
anti-inflammatory effect
•
In vivo disease animal models
•
Clinical evidence
•
Receptor binding results
•
In vitro and in vivo pharmacology studies
investigating Acthar's immunomodulation and
anti-inflammatory effect
•
In vivo disease animal models
•
Clinical evidence
Acthar has Unique Biological and Clinical
Properties – Different than Steroids

•
Continuing our research to prevent an equivalent
competitive product (company sponsored R&D)
•
Expanding research to improve market penetration for
on-label indications (investigator initiated and
company sponsored R&D)
•
Expanding research to move into new indication
markets (company sponsored R&D)
•
Numerous abstracts and publications of investigator
initiated and company sponsored research anticipated
over the next 12 months
•
Continuing our research to prevent an equivalent
competitive product (company sponsored R&D)
•
Expanding research to improve market penetration for
on-label indications (investigator initiated and
company sponsored R&D)
•
Expanding research to move into new indication
markets (company sponsored R&D)
•
Numerous abstracts and publications of investigator
initiated and company sponsored research anticipated
over the next 12 months
Conclusion:
Increasing Research Investment

July 13, 2012 July 13, 2012 JMP Securities Healthcare Conference JMP Securities Healthcare Conference NASDAQ: QCOR NASDAQ: NASDAQ: QCOR QCOR 21